25 East Erie Street

Chicago, Illinois 60611

1-800-560-6111

DRIEHAUS MICRO CAP GROWTH FUND

Ticker: *DMCRX

(the “Fund”)

SUPPLEMENT DATED JUNE 1, 2023

TO THE PROSPECTUS AND SUMMARY PROSPECTUS FOR THE FUND DATED APRIL 30, 2023

(the “Prospectus” and “Summary Prospectus, respectively)

On May 31, 2023, the Board of Trustees of the Driehaus Mutual Funds approved the re-opening of the Driehaus Micro Cap Growth Fund (the “Fund”) to certain existing investors, as further described below. This change, referred to as a “soft-close,” will be effective immediately after 4:00 pm Eastern Time on June 9, 2023.

You may purchase Fund shares and reinvest dividends and capital gains you receive on your holdings of Fund shares in additional shares of the Fund if you are:

•	A current Fund shareholder;

•	A participant in a qualified retirement plan that offers the Fund as an investment option or that has the same or a related plan sponsor as another qualified retirement plan that offers the Fund as an investment option; or

•	A financial advisor or registered investment adviser whose clients have Fund accounts.

You may open a new account in the Fund if you:

•	Are an employee of Driehaus Capital Management LLC (the “Adviser”) or its affiliates or a Trustee of Driehaus Mutual Funds;

•	Exchange your shares of another Driehaus Mutual Fund for shares of the Fund;

•	Hold shares of the Fund in another account, provided your new account and your existing account are registered under the same address of record, the same primary Social Security Number or Taxpayer Identification Number, the same name(s), and the same beneficial owner(s); or

•	Are a financial advisor or registered investment adviser whose clients have Fund accounts.

These restrictions apply to investments made directly through Foreside Financial Services LLC, the Fund’s distributor, as well as investments made through intermediaries. Intermediaries that maintain omnibus accounts are not allowed to open new sub-accounts for new investors, unless the investor meets the criteria listed above. Once an account is closed, additional investments will not be accepted unless you meet the criteria listed above. Investors may be required to demonstrate eligibility to purchase shares of the Fund before an investment is accepted. The Fund reserves the right to (i) eliminate any of the exceptions listed above and impose additional restrictions on purchases of Fund shares; and (ii) make additional exceptions that, in the Adviser’s judgment, do not adversely affect its ability to manage the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

For more information, please call the Driehaus Mutual Funds at 1-800-560-6111